                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              ___________________
                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                Date of Report
                       (Date of earliest event reported)
                                April 21, 1999


                       Choice Hotels International, Inc.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


                   Delaware                         52-1209792
                   --------                         ----------
         (State or other jurisdiction     (IRS Employer Identification No.)
             of incorporation)


10770 Columbia Pike, Silver Spring, Maryland            60563
--------------------------------------------            -----
  (Address of principal executive offices)            (Zip code)



                        Registrant's telephone number,
                       including area code (301)592-5000
                                           -------------

Item 5.
-------


     The company announced in two press releases, attached as Exhibits 99.1 and 99.2, certain information concerning Choicebuys.com, its web-based hotel product purchasing system. The discussion in the press releases contains forward looking statements which represent management's current judgment. However, these statements are subject to risks and uncertainties. The following factors, among others, could cause actual results to differ materially:

          (1) The company may not be able to generate significant franchisee utilization of Choicebuys.com. Because the company receives a percentage of revenues generated through the system, failure of franchisees to use the system will decrease potential revenues to the company.

          (2) The company may not be able to sign up all of the vendors necessary to service franchisees. The purpose of Choicebuys.com is to offer franchisees an easy to use purchasing system for hotel supplies. However, if a significant number of a franchisee's vendors are not on the system, the franchisee will purchase those supplies outside of the system and the company will be deprived of its potential revenues. Also, lack of vendors may cause franchisees to become dissatisfied with the system and not utilize it.

          (3) The company's revenues from Choicebuys.com will be generated through commissions from product sales. If the company is unable to negotiate favorable commission rates from participating vendors, potential revenues will be reduced.

          (4) The company may not be able to negotiate competitive prices with the vendors who participate in Choicebuys.com. This may cause franchisees to purchase their supplies outside of the system and thereby deprive the company of its potential revenues.

          (5) The company may experience unforseen technological problems with the Choicebuys.com system or the technology may become outdated or incompatible with advances in web-based technology.

  Investors are urged to read the Company's other documents filed with the Securities and Exchange Commission.



Item 7. Financial Statements and Exhibits
- ------  ---------------------------------
(c)     Exhibits
        --------

     99.1 Press Release, dated April 21, 1999 announcing Choicebuys.com, the company's web-based ordering system.

     99.2 Press Release, dated April 21, 1999 announcing the company's earnings for the first quarter of 1999.


                                 SIGNATURE
                                 ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    CHOICE HOTELS INTERNATIONAL, INC.
                                    (Registrant)



                                    By: /s/ Joseph M. Squeri
                                        ------------------------
                                    Name: Joseph M. Squeri
                                    Title: Vice President, Treasuer
                                             & Contoller

Date: April 21, 1999

                                       3